Exhibit 99.1

News release	October 24, 2023

HYZON MOTORS ANNOUNCES STEPHEN WEILAND AS CHIEF FINANCIAL OFFICER
Weiland Brings Deep Experience Leading Financial Operations, Growth Capital Programs and Cash Management

ROCHESTER, N.Y., – October 24, 2023 – Hyzon Motors Inc. (NASDAQ: HYZN) (Hyzon or the company), a high-power hydrogen fuel cell technology developer and global supplier of zero-emission, heavy-duty fuel cell electric vehicles (FCEVs), today announced the appointment of Stephen Weiland as Chief Financial Officer (CFO) of the company, effective November 1, 2023.

As CFO, Weiland will be responsible for overseeing Hyzon’s financial operations, including financial planning and analysis, accounting, treasury, investor relations, and IT. He brings two decades of experience that include leading financial operations as CFO, driving diverse growth capital programs, executing transactions in the cleantech sector, and implementing critical financial processes. Most recently, he served as CFO for Boom Supersonic where he was responsible for the supersonic aircraft manufacturer’s financial and information technology functions. Prior to his role at Boom, Weiland worked at Caterpillar as a Division CFO for manufacturing and engineering, digital, and procurement divisions.

“Stephen is a veteran in leading financial teams from his time as CFO at both an early-stage technology-led company and multiple divisions at Caterpillar,” said Hyzon’s Chief Executive Officer Parker Meeks. “With a background spanning capital markets, financial services and corporate financial leadership, Stephen brings experience critical to Hyzon’s continued drive toward long-term capital stability and innovation in fuel cell-powered decarbonization.”

Weiland’s career is rooted in accounting, having started his career in audit as a certified public accountant before transitioning to investment banking. His financial leadership and transaction experience span various industries, including transportation and emerging technology.

“Hyzon is at the center of the hydrogen transition, developing breakthroughs in its leading fuel cell technology and deploying heavy-duty, zero-emission hydrogen fuel cell electric vehicles around the world, and I am excited to join this team,” said Weiland. “I plan to build upon the company’s recent strides in expanding the financial capabilities, forecasting, and capital management.”

Weiland received his Bachelor of Science in Accountancy from the University of Illinois at Urbana-Champaign and his MBA from Northwestern University’s Kellogg School of Management.

Jiajia Wu, the company’s interim CFO since April 2023, will transition to the role of Senior Vice President, Finance and Accounting. As Interim CFO, Wu successfully led Hyzon through critical financial and accounting milestones in 2023, including the filing of multiple quarterly and annual periodic reports and the implementation of vital governance and controls processes.

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Accelerating the
Energy Transition	hyzonmotors.com

About Hyzon
Hyzon Motors is a global supplier of high-power fuel cell technology focused on integrating the technology into zero-emission heavy-duty hydrogen fuel cell electric vehicles. Hyzon’s clean hydrogen infrastructure approach synchronizes supply with demand, accelerating the deployment of zero emission trucks. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to supply zero-emission heavy duty trucks to customers in North America, Europe, Australia, and New Zealand to mitigate emissions from diesel transportation - one of the single largest sources of global carbon emissions. Hyzon is contributing to the adoption of fuel cell electric vehicles through its demonstrated technology advantage, fuel cell performance, and history of rapid innovation. Visit www.hyzonmotors.com.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward -looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Hyzon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the “Risk Factors” section of Hyzon’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 31, 2023, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurance that Hyzon will achieve its expectations.

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For investors:
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Accelerating the
Energy Transition	hyzonmotors.com